UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 22, 2023
ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware			001-38035	26-3685382
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1706 South Midkiff
Midland	,	Texas		79701
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2023, Elo Omavuezi resigned as Chief Accounting Officer of ProPetro Holding Corp. (the “Company”) effective as of September 5, 2023 (the "Separation Date").
David S. Schorlemer, currently the Chief Financial Officer and principal financial officer of the Company, will also assume the role of principal accounting officer of the Company, effective as of the Separation Date. Mr. Schorlemer’s full biography and other information required by Item 5.02(c) of Form 8-K are included in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 30, 2023, and such information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2023

PROPETRO HOLDING CORP.

/s/ David S. Schorlemer
David S. Schorlemer Chief Financial Officer